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                                                                    EXHIBIT 10.2
                               AMENDMENT AGREEMENT

                             AS OF NOVEMBER 17, 2004

         Re: PRIVATE PLACEMENT OF COMMON STOCK AND WARRANTS OF AMERICAN ORIENTAL BIOENGINEERING, INC. INCREASE OF MAXIMUM OFFERING AMOUNT FROM UP TO $4,000,000 TO UP TO $6,000,000.

TO THE SUBSCRIBER IDENTIFIED ON THE SIGNATURE PAGE HERETO:

                  Reference is made to (1) that certain Subscription Agreement (the "SUBSCRIPTION AGREEMENT") by and among American Oriental Bioengineering, Inc., a Nevada corporation (the "COMPANY"), and the subscriber identified on the signature page thereto (the "SUBSCRIBER"), and (2) that certain Escrow Agreement (the "ESCROW AGREEMENT") by and among the Company, the Subscriber and Grushko & Mittman, P.C. (the "ESCROW AGENT"). Capitalized terms used but not defined herein shall have the same meanings as set forth in the Subscription Agreement. Each of the Subscription Agreement and the Escrow Agreement relate to the proposed private placement pursuant to Regulation D under the Securities Act of 1933, as amended, of the Common Stock and the Warrants of the Company to the Subscriber, on the terms and subject to the conditions set forth therein. Each of the Subscription Agreement and the Escrow Agreement is hereby amended as follows:


1.       SUBSCRIPTION AGREEMENT.
         -----------------------

         The first sentence of the second "whereas" clause of the Subscription Agreement is hereby amended to read in its entirety as follows:

           "WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, up to $6,000,000.00 (the "PURCHASE PRICE") of the Company's common stock, $.001 par value (the "COMMON STOCK" or "SHARES"), and share purchase warrants in the form attached hereto as EXHIBITS A1 AND A2 (the "WARRANTS"), to purchase shares of Common Stock (the "WARRANT SHARES")."

2.       ESCROW AGREEMENT.
         -----------------

         (i) The first "whereas" clause of the Escrow Agreement is hereby amended to read in its entirety as follows:

         "WHEREAS, the Company and Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscriber of $.001 par value Common Stock of the Company ("Common Stock") for an aggregate purchase price of up to $6,000,000.00 and the issuance of Warrants in the amounts set forth on Schedule A hereto; and".

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         (ii) Section 1.1(d) of the Escrow Agreement is hereby amended to read in its entirety as follows:

         "(d) "Escrowed Payment" means an aggregate cash payment of up to $6,000,000.00 which is the Purchase Price as defined in the Subscription Agreement;".

         (iii) Section 3.1(e) of the Escrow Agreement is hereby amended to read in its entirety as follows:

         "(e) In the event executed Subscription Agreements executed by Subscribers for an aggregate Purchase Price of up to $6,000,000.00 and Escrowed Payments for an aggregate of up to $6,000,000.00 have not been received by the Escrow Agent on or before November 30, 2004, the Escrow Agent shall immediately release the Company Documents to the Company and release the Subscriber Documents and Escrowed Payments to the Subscribers.".

3.       COUNTERPARTS/EXECUTION.
         -----------------------

         This Amendment Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Amendment Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

                                        Very truly yours,

                                        AMERICAN ORIENTAL BIOENGINEERING, INC.

                                        By: __________________________
                                        Name: Lily Li
                                        Title: Chief Operating Officer

         The undersigned acknowledges the above and agrees to be bound as of the date first written above.

                                            ESCROW AGENT:

                                            ____________________________________
                                            Grushdo & Mittman, P.C.


                                            SUBSCRIBER:

                                            By: ________________________________

                                            Print Name:  _______________________

                                            Title/Entity:  _____________________